UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                           _______________________________

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):

                                    March 27, 1997
                                    --------------



                                   FiberMark, Inc.
                      -----------------------------------------


             Delaware                 0-20231               82-0429330
          ---------------        ----------------      -------------------
          (State or other        (Commission File      (IRS Employer
          jurisdiction of            Number)           Identification No.)
          incorporation)


                      Brudies Road, Brattleboro, Vermont  05302
                   -----------------------------------------------
                 (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code:

                                    (802) 257-0365
                                    --------------


                              Specialty Paperboard, Inc.
                           --------------------------------
                                    (Former name.)

             Item 5.  Other Events
                      ------------

                  On March 27, 1997 Specialty Paperboard, Inc. (the "Company"), changed its name to FiberMark, Inc. Pursuant to resolutions adopted by the Board of Directors of the Company on February 20, 1997, FiberMark, Inc., a Delaware corporation incorporated on March 25, 1997, and a wholly-owned subsidiary of the Company, merged with and into the Company. The surviving corporation is the Company, which, in accordance with Section 253, paragraph (b) of the Delaware General Corporation Law, changed its name to "FiberMark, Inc." as of the effective date of the merger. A Certificate of Ownership and Merger filed with the Secretary of State of Delaware on March 26, 1997. The merger was made effective on March 27, 1997.

                  Item 7.  Financial Statements and Exhibits
                           ---------------------------------

                  (c)  Exhibits.

                       99.1 Certificate of Ownership and Merger of
                            FiberMark, Inc. with and into Specialty
                            Paperboard, Inc., as filed with the Secretary of State of Delaware on March 26, 1997.

                       99.3 Press Release dated March 31, 1997.

                                      SIGNATURES

                  Pursuant to the requirements of the Securities Exchange
             Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPECIALTY PAPERBOARD, INC.



             Date  04/03/97                     By: /s/ Bruce P. Moore
                                                Bruce P. Moore
                                                Vice President and
                                                Chief Financial Officer